Exhibit 10.8.1

State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
www.ssga.com

November 1, 2011

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Re:	Amendment for Participation in the SSgA Target Retirement 2050 Non-Lending Series Fund – Class A

Dear Mr. Nero:

State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street”) and Northern Trust Investments Inc. (previously known as “Northern Trust Investments, N.A.”) (“Client”) have previously entered into an Investment Management Agreement dated July 1, 2010 (the “Agreement”). Pursuant to the Agreement, Client has retained State Street as an investment manager for certain assets of the American Bar Association Members / Northern Trust Collective Trust.

Client now desires to allocate additional assets to State Street to be invested in the SSgA Target Retirement 2050 Non-Lending Series Fund – Class A (the “Fund”) maintained by State Street.

This letter shall constitute an amendment to the Agreement. Client hereby authorizes the allocation of additional assets to State Street to be invested in the Fund. The investment objectives and fee schedule of the Fund are attached hereto as Exhibits 2 and 3, respectively, and shall be added to the Investment Objectives and the Fee Schedule currently contained in the Agreement. Additionally, the list of ABA Funds currently contained in the Agreement is hereby deleted in its entirety and replaced with the list of ABA Funds attached hereto as Exhibit 1. In addition, Client acknowledges receipt of the Fund Declaration, Fact Sheet, and Strategy Disclosure Document that relates to the Investment Objectives set forth on Exhibit 2.

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

If the above terms are acceptable to you, please countersign this letter in the space provided below, in duplicate.

Very truly yours,

STATE STREET GLOBAL ADVISORS, a division of

State Street Bank and Trust Company

By:	/s/ Steve Coyle
Title:	Head of U.S. Sub Advisory

Agreed to and Accepted

NORTHERN TRUST INVESTMENTS, INC., in its individual corporate capacity and in its capacity as Trustee of the American Bar Association Members / Northern Trust Collective Trust

By:	/s/ Thomas R. Benzmiller
Title:	Senior Vice-President

Exhibit 1

ABA FUNDS

LARGE CAP EQUITY FUND

BOND INDEX FUND

LARGE CAP INDEX EQUITY FUND

ALL CAP INDEX EQUITY FUND

MID CAP INDEX EQUITY FUND

SMALL CAP INDEX EQUITY FUND

INTERNATIONAL INDEX EQUITY FUND

REAL ASSET RETURN FUND

LIFETIME INCOME RETIREMENT DATE FUND

2010 RETIREMENT DATE FUND

2020 RETIREMENT DATE FUND

2030 RETIREMENT DATE FUND

2040 RETIREMENT DATE FUND

2050 RETIREMENT DATE FUND

CONSERVATIVE RISK FUND

MODERATE RISK FUND

AGGRESSIVE RISK FUND

Exhibit 2

INVESTMENT OBJECTIVES

SSgA Target Retirement 2050 Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”). As of the date of this Fund Declaration, the Trustee intends to invest in the following Commingled Funds over the course of the Fund’s life cycle, as more fully detailed in the Strategy Disclosure Document:

SSgA Global All Cap Equity Ex-U.S. Index Non-Lending Series Fund

SSgA Global Equity Ex-U.S. Index Non-Lending Series Fund

SSgA Russell Small Cap Index Non-Lending Series Fund

SSgA S&P 500 Non-Lending Series Fund

SSgA S&P MidCap Index Non-Lending Series Fund

SSgA U.S. Bond Index Non-Lending Series Fund

SSgA U.S. Inflation Protected Bond Index Non-Lending Series Fund

SSgA U.S. Long Government Bond Index Non-Lending Series Fund

SSgA Tuckerman Global Real Estate Securities Index Non-Lending Series Fund

SSgA U.S. High Yield Bond Index Non-Lending Series Fund

SSgA U.S. Short-Term Government/Credit Bond Index Non-Lending Series Fund

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “SSgA Target Retirement Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).